[HARDING, LOEVNER LOGO]

                   Harding, Loevner Funds, Inc. (the "Fund")
                         Prospectus dated March 1, 2004
                      Supplement dated as of July 12, 2004

THE INFORMATION  ON PAGE  16 AND 17 OF THE  FUND'S  PROSPECTUS  IS  REVISED  AS
FOLLOWS:

                            SHAREHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of each Portfolio is calculated as of the close of business on days when the New York Stock Exchange is open for unrestricted business, (a "Business Day"). Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total issued and outstanding shares of the Portfolio.

The foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

For purposes of calculating each Portfolio's net asset value, securities are valued as follows:

     *all portfolio securities listed on the The Nasdaq Stock Market ("NASDAQ") and for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP issued immediately after the close of trading on NASDAQ (or, if the NOCP is corrected, at the last corrected NOCP issued on or before at 5:15 PM Eastern Time), or if the NOCP is not available, at the highest closing bid price published;

     *all  portfolio  securities  for  which  over-the-counter   ("OTC")  market
     quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price;

     *deposits and repurchase agreements are valued at their cost plus accrued interest unless Harding Loevner determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets;

     *U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices;

     *Non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange;

     *securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market;

     *corporate bonds, municipal bonds and foreign bonds are valued at the latest bid price;
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     *short-term  obligations  with  maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its
     original  cost  to  the  Portfolio  and  thereafter   assuming  a  constant
     amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument;

     *the value of other assets for which market quotations are not readily available will be determined in good faith by Harding Loevner at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities held by the Portfolios. The fair value pricing utilizes quantitative models developed by an independent pricing service unless Harding Loevner determines that use of another fair valuation methodology is appropriate; and

     *quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at the mean price.